Accrued Liabilities	12 Months Ended
Dec. 31, 2017
Accrued Liabilities [Abstract]
Accrued Liabilities
ACCRUED LIABILITIES

(dollars in millions)	2017	2016
Advances on sales contracts and service billings	$4,547	$4,217
Accrued salaries, wages and employee benefits	1,741	1,608
Service and warranty accruals	629	555
Interest payable	439	395
Litigation and contract matters	435	488
Income taxes payable	285	382
Accrued property, sales and use taxes	258	289
Canadian government settlement - current portion	217	245
Accrued restructuring costs	212	210
Accrued workers compensation	204	208
Other	3,349	3,622
	$12,316	$12,219

On December 30, 2015, P&WC and federal and provincial Canadian government agencies entered into amendments of certain government research and development support arrangements. Under the amendments, P&WC agreed to make four annual payments of approximately $327 million Canadian (approximately $256 million at December 2017), commencing in the first quarter of 2016, to fully settle and terminate P&WC's future contractual obligations to pay royalties to these agencies that had previously been contingent upon future engine deliveries and P&WC sales; to maintain its commitments to perform certain assembly, test and manufacturing operations in Canada; and to provide support of innovation and research and development through initiatives with post-secondary institutions and key industry associations in Canada over a 14 year period. As a result of the amendments to these contractual arrangements, Pratt & Whitney recorded a charge and related discounted obligation of $867 million in the fourth quarter of 2015.
The Canadian government settlement included in the table above represents amounts expected to be paid under this agreement in 2018, with the remaining accrual of approximately $256 million and $477 million included in Other long-term liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2017 and 2016, respectively.